UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:  811-07108


ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.


(Exact name of registrant as specified in charter)


1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)


Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)


Registrant's telephone number, including area code:  (800) 221-5672


Date of fiscal year end:  October 31, 2004


Date of reporting period:  October 31, 2004




ITEM 1.      REPORTS TO STOCKHOLDERS.



[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


Alliance World Dollar Government Fund


Closed End


Annual Report--October 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

December 15, 2004

Annual Report

This report provides management's discussion of fund performance for Alliance World Dollar Government Fund (the "Fund"), a closed end fund that trades under the New York Stock Exchange Symbol "AWG" for the annual reporting period ended October 31, 2004.

Investment Objective and Policies

Alliance World Dollar Government Fund is a closed-end management investment company which seeks high current income and capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk debt obligations of developing countries that we expect to benefit from improving economic and credit fundamentals. For more information regarding the Fund's risks, please see "A Word About Risk" on page 4 and "Note E--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 21.

Investment Results

The table on page 6 shows the Fund's performance compared to its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), a broad measure of the performance of a basket of emerging market debt securities, for the six- and 12-month periods ended October 31, 2004. The Fund posted strong returns; however, it underperformed its benchmark, the JPM EMBI+, for both the six- and 12-month period ended October 31, 2004.

For the six- and 12-month periods ended October 31, 2004, the Fund's overall individual country weightings contributed positively to performance. The Fund's security selection, however, was too defensive relative to U.S. interest rates, which resulted in the Fund's underperformance. The Fund's duration was shortened during the spring and summer as interest rates were expected to rise and dampen overall emerging market returns. However, lower consumer confidence and sluggish employment growth in the U.S. delayed rate hikes by the Federal Reserve and kept interest rates relatively low, providing a continued favorable environment for emerging market debt. Emerging market debt has recently become more correlated to movements in U.S. Treasury rates.

Market Review and Investment Strategy

The emerging market debt class, as represented by the JPM EMBI+, returned a strong 12.94% for the annual period ended October 31, 2004. All emerging market countries represented within the index posted positive returns. The emerging debt markets benefited throughout the annual period from lower global interest rates, higher commodity prices and improving emerging country fundamentals.

Emerging markets experienced some volatility in the spring of 2004. After posting very strong gains in 2003 and the beginning of 2004, emerging debt markets sold off dramatically in April in response to a surprisingly strong gain


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 1 in reported March 2004 U.S. payroll employment. Worries surfaced that the U.S. Federal Reserve would begin tightening interest rates sooner than had been expected. In April and May, emerging market debt returns fell by a total of 7.37%.

Later in the annual reporting period ended October 31, 2004, soft consumer confidence readings, weak inflation data and lower payroll numbers allowed emerging market debt to rebound as the U.S. economy hit a mid-year slowdown. The prospects of slower, more measured U.S. Federal Reserve tightenings moved emerging market debt returns back into positive territory.

For the annual reporting period, the Latin region gained 15.04% and outpaced non-Latin markets which gained 9.87%, as Latin countries benefited from export demand and strong commodity prices, particularly oil. Sustained growth in the Latin region and a resulting decline in fiscal deficits improved their macroeconomic fundamentals. Countries within the JPM EMBI+ that outperformed for the annual period included oil-producing countries Ecuador, Venezuela and Brazil. During the 12-month period ended October 31, 2004, Ecuador returned 33.40%, Venezuela returned 30.30% and Brazil, which was upgraded by both Moody's Investors Service and Standard & Poor's rating agencies, returned 17.97%. Countries within the JPM EMBI+ that underperformed during the 12-month period ended October 31, 2004 were Morocco, which returned 4.23%, Malaysia at 6.19% and Peru at 6.61%.

During the annual reporting period, the Fund maintained allocations to its core emerging market countries (Brazil, Russia, Colombia, Mexico, Peru, Turkey, Venezuela and the Ukraine); however, the Fund's interest rate duration exposure was reduced later in the reporting period as global liquidity tightened and interest rates were poised to move higher.

The Fund generally maintained an overweighted position in Russian debt early in the period as credit statistics continued to improve and Russia benefited from higher oil prices. In July, however, the Fund's Russian holdings were reduced as positive economic fundamentals were offset by administrative paralysis and the Yukos affair. Russia's Justice Ministry had seized the assets of Yukos, the country's largest oil producer, and was preparing to sell its main oil-producing unit in Siberia to recover payment of back taxes. Furthermore, there was a significant negative change in Russia's sovereign supply and demand technicals.

The Fund's exposure in Brazil was reduced as concerns surfaced that political scandal and the Central Bank's inability to lower interest rates would hurt economic growth. Those concerns proved to be misplaced, however; so Brazilian holdings have subsequently begun to be added back to the Fund's investment portfolio. Further-more, gross domestic product in Brazil has remained high, easing worries


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ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 2
about debt sustainability. Brazil's stronger economy led to statements released by their Central Bank President, that a renewal of their funding agreement with the IMF (International Monetary Fund) may not be needed. Public debt in Brazil has fallen to less than 54% of gross domestic product, with a decreased amount of debt linked to the dollar, allowing Brazil to be less exposed to international volatility. With continued improving fundamentals, Brazil is likely to benefit from further rating upgrades.

The Fund's position in the Ukraine was increased during the period due to strong economic growth and prospects for rating upgrades. Toward the end of the annual reporting period, the Fund's Argentinean debt was also increased due to significant indications that a new, final restructuring offer would benefit investors.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of Alliance World Dollar Government Fund. Mr. Michel served the interests of the Fund's shareholders for the last 12 years. His hard work, dedication and contributions to the Fund will be greatly missed.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 3

HISTORICAL PERFORMANCE

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. RETURNS ARE ANNUALIZED FOR PERIODS LONGER THAN ONE YEAR. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PERFORMANCE ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT ACCOUNT FOR TAXES.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND SHAREHOLDER INFORMATION

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of THE WALL STREET JOURNAL each day under the designation "AllncWrld". The Fund's NYSE trading symbol is "AWG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds." For additional information regarding this Fund, please see page 36.

BENCHMARK DISCLOSURE

THE UNMANAGED J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (JPM EMBI+) DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Index is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the Index is made up of Brady bonds. Investors cannot invest directly in an index, and its results are not indicative of any specific investment, including the Fund.

A WORD ABOUT RISK

The Fund invests in fixed income foreign securities, including those of emerging markets, which may magnify portfolio fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in bonds and other fixed income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest substantially all of its net assets in bonds that are rated below investment grade ("junk bonds") and up to 50% in securities that are not readily marketable.

The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 4

HISTORICAL PERFORMANCE

(CONTINUED FROM PREVIOUS PAGE)

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged and the use of leverage techniques can add to net asset value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. This additional leverage will not exceed 33% of the Fund's total assets, less liabilities.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 5

HISTORICAL PERFORMANCE

(CONTINUED FROM PREVIOUS PAGE)


THE FUND VS. ITS BENCHMARK                                    Returns
PERIODS ENDED OCTOBER 31, 2004                      6 MONTHS          12 MONTHS
-------------------------------------------------------------------------------
Alliance World Dollar Government Fund (NAV)          10.48%             12.71%
J.P. Morgan Emerging Markets Bond Index Plus         11.29%             12.94%

The Fund's Market Price per share on October 31, 2004 was $12.20. For additional Financial Highlights, please see page 26.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
10/31/94 TO 10/31/04


             Alliance World Dollar                 J.P. Morgan Emerging Markets
             Government Fund (NAV)                       Bond Index Plus
-------------------------------------------------------------------------------
10/31/94            10,000                                   10,000
10/31/95            12,192                                   10,747
10/31/96            17,626                                   15,529
10/31/97            20,136                                   17,208
10/31/98            16,447                                   15,470
10/31/99            18,634                                   18,561
10/31/00            23,751                                   22,364
10/31/01            24,571                                   23,149
10/31/02            28,910                                   24,792
10/31/03            40,969                                   32,528
10/31/04            46,176                                   36,737

Alliance World Dollar Government Fund (NAV):          $46,176

J.P. Morgan Emerging Markets Bond Index Plus:         $36,737


THIS CHART ILLUSTRATES THE TOTAL VALUE OF AN ASSUMED $10,000 INVESTMENT IN ALLIANCE WORLD DOLLAR GOVERNMENT FUND AT NET ASSET VALUE (NAV) (FROM 10/31/94 TO 10/31/04) AS COMPARED TO ITS BENCHMARK, THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS. THE CHART ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PAGES 4-5.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 6

PORTFOLIO SUMMARY

October 31, 2004


PORTFOLIO STATISTICS

Net Assets ($mil): $121.3


SECURITY TYPE BREAKDOWN*

90.9%   Sovereign Debt Obligations
9.1%    Short-Term Investment


* ALL DATA ARE AS OF OCTOBER 31, 2004. THE FUND'S SECURITY TYPE BREAKDOWN IS EXPRESSED AS A PERCENTAGE OF TOTAL INVESTMENTS AND MAY VARY OVER TIME.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 7

PORTFOLIO OF INVESTMENTS

October 31, 2004


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-86.6%
ARGENTINA-4.2%
Republic of Argentina
     1.98%, 8/03/12 FRN                              $  3,530      $  2,691,625
     11.375%, 3/15/10(a)                                  190            58,425
     11.75%, 6/15/15(a)                                   525           162,750
     12.00%, 6/19/31(a)                                 1,224           364,841
     12.25%, 6/19/18(a)                                 3,216           975,931
     15.50%, 12/19/08(a)                                2,623           800,015
     Series BGL5
     11.375%, 1/30/17(a)                                  275            88,000
                                                                  -------------
                                                                      5,141,587
                                                                  -------------
BRAZIL-15.8%
Federal Republic of Brazil
     7.72%, 6/29/09 FRN                                   651           711,869
     8.25%, 1/20/34                                       400           360,400
     9.25%, 10/22/10                                      175           187,513
     10.125%, 5/15/27                                     425           451,562
     10.50%, 7/14/14                                    2,113         2,367,617
     11.00%, 8/17/40                                    5,819         6,555,103
     12.00%, 4/15/10                                    1,025         1,219,238
     12.75%, 1/15/20                                    1,980         2,475,000
     C-BONDS
     8.00%, 4/15/14                                     3,042         3,020,588
     DCB FRN
     Series L
     3.125%, 4/15/12                                    1,916         1,757,226
                                                                  -------------
                                                                     19,106,116
                                                                  -------------
BULGARIA-0.9%
Republic of Bulgaria
     8.25%, 1/15/15(b)                                    843         1,053,750
                                                                  -------------
COLOMBIA-2.7%
Republic of Colombia
     8.25%, 12/22/14                                      752           752,902
     10.75%, 1/15/13                                      376           435,220
     11.75%, 2/25/20                                    1,695         2,072,138
                                                                  -------------
                                                                      3,260,260
                                                                  -------------
ECUADOR-3.1%
Republic of Ecuador
     0.00%, 10/11/05                                      886           832,344
     8.00%, 8/15/30(b)(c)                               3,482         2,942,290
                                                                  -------------
                                                                      3,774,634
                                                                  -------------


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 8

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
EL SALVADOR-0.7%
Republic of El Salvador
     7.625%, 9/21/34(b)                              $    352      $    360,800
     8.50%, 7/25/11(b)                                    425           474,937
                                                                  -------------
                                                                        835,737
                                                                  -------------
INDONESIA-0.9%
Republic of Indonesia
     6.75%, 3/10/14(b)                                  1,150         1,122,687
                                                                  -------------
Jamaica-0.6%
Government of Jamaica
     11.75%, 5/15/11(b)                                   535           627,288
     12.75%, 9/01/07(b)                                    70            80,780
                                                                  -------------
                                                                        708,068
                                                                  -------------
MEXICO-17.7%
United Mexican States
     8.125%, 12/30/19                                   5,600         6,560,400
     11.375%, 9/15/16                                   2,432         3,617,600
     Series A
     6.375%, 1/16/13                                      555           589,687
     8.00%, 9/24/22                                     5,632         6,471,168
     9.875%, 2/01/10                                    3,437         4,261,880
                                                                  -------------
                                                                     21,500,735
                                                                  -------------
MOROCCO-0.4%
Kingdom of Morocco Loan Participation FRN
     Series A
     2.781%, 1/01/09                                      555           545,637
                                                                  -------------
PANAMA-1.8%
Republic of Panama
     8.875%, 9/30/27                                      200           207,500
     9.375%, 7/23/12-4/01/29                              482           547,185
     9.625%, 2/08/11                                      625           710,938
     10.75%, 5/15/20                                      605           722,975
                                                                  -------------
                                                                      2,188,598
                                                                  -------------
PERU-2.6%
Republic of Peru
     8.375%, 5/03/16                                    1,150         1,201,750
     8.75%, 11/21/33                                      190           190,475
     9.125%, 2/21/12                                      670           750,400
     9.875%, 2/06/15                                      886         1,023,330
                                                                  -------------
                                                                      3,165,955
                                                                  -------------


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 9

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
PHILIPPINES-3.8%
Republic of Philippines
     9.00%, 2/15/13                                   $  1,025     $  1,032,687
     9.875%, 1/15/19                                     1,025        1,031,662
     10.625%, 3/16/25                                    2,381        2,491,716
                                                                  -------------
                                                                      4,556,065
                                                                  -------------
RUSSIA -15.0%
Russian Federation
     5.00%, 3/31/30(b)(c)                               11,822       11,836,778
Russian Ministry of Finance
     Series V
     3.00%, 5/14/08                                      4,010        3,709,250
     Series VII
     3.00%, 5/14/11                                      3,230        2,668,949
                                                                  -------------
                                                                     18,214,977
                                                                  -------------
SOUTH AFRICA-1.4%
Republic of South Africa
     7.375%, 4/25/12                                     1,440        1,645,200
                                                                  -------------
TURKEY-4.7%
Republic of Turkey
     11.00%, 1/14/13                                     1,590        1,962,060
     11.50%, 1/23/12                                     1,840        2,309,200
     11.75%, 6/15/10                                       500          621,250
     12.375%, 6/15/09                                      630          782,775
                                                                  -------------
                                                                      5,675,285
                                                                  -------------
UKRAINE-4.2%
Government of Ukraine
     6.875%, 3/04/11(b)                                  1,000        1,006,250
     7.65%, 6/11/13(b)                                   2,243        2,302,379
     11.00%, 3/15/07(b)                                  1,622        1,762,802
                                                                  -------------
                                                                      5,071,431
                                                                  -------------
URUGUAY-0.9%
Republic of Uruguay
     7.875%, 1/15/33(d)                                  1,410        1,145,743
                                                                  -------------
VENEZUELA-5.2%
Republic of Venezuela
     3.09%, 4/20/11 FRN                                    700          609,000
     5.375%, 8/07/10                                       830          759,035
     8.50%, 10/08/14                                       310          314,650
     9.25%, 9/15/27                                      4,543        4,647,489
                                                                  -------------
                                                                      6,330,174
                                                                  -------------
Total Sovereign Debt Obligations
     (cost $94,918,756)                                             105,042,639
                                                                  -------------


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 10

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                Contracts(e),
                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
CALL OPTION PURCHASED(f)-0.0%
BRAZIL-0.0%
Federal Republic of Brazil
     11.00%, 8/17/40
     expiring Nov '04 @ 110.85
     (cost $15,750)                                   700,000     $      18,900
                                                                  -------------
WARRANTS(f)-0.0%
Central Bank of Nigeria
     Warrants, expiring 11/15/20                        1,750                -0-
Republic of Venezuela
     Warrants, expiring 4/15/20                        20,599                -0-
                                                                  -------------
Total Warrants
     (cost $0)                                                               -0-
                                                                  -------------
SHORT-TERM INVESTMENT-8.7%
TIME DEPOSIT- 8.7%
Societe Generale
     1.844%, 11/01/04
     (cost $10,500,000)                              $ 10,500        10,500,000
                                                                  -------------
Total Investments-95.3%
     (cost $105,434,506)                                            115,561,539
Other assets less liabilities-4.7%                                    5,705,686
                                                                  -------------
NET ASSETS-100%                                                   $ 121,267,225
                                                                  =============

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                         Notional                                  Unrealized
Swap Counterparty &       Amount      Interest     Termination    Appreciation/
Referenced Obligation     (000's)       Rate           Date      (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:
--------------
Citigroup Global
Markets, Inc.
Republic of Hungary
4.50%, 2/06/13              350         0.50%        11/26/13      $   (7,482)

Citigroup Global
Markets, Inc.
Republic of
Philippines
10.625%, 3/16/25            520         5.60          3/20/14          (1,364)

Sale Contracts:
--------------
Citigroup Global
Markets, Inc.
Federal Republic of
Brazil
12.25%, 3/06/30           1,300         6.35          8/20/05           77,059

Citigroup Global
Markets, Inc.
Federal Republic of
Brazil
12.25%, 3/06/30             900         4.40          5/20/06           61,930

Citigroup Global
Markets, Inc.
Republic of
Philippines
10.625%, 3/16/25            520         4.95          3/20/09            9,846

CS First Boston
Federal Republic of
Brazil
12.25%, 3/06/30             775         6.90          6/20/07          101,945


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 11

CREDIT DEFAULT SWAP CONTRACTS (see Note C)
(continued)


                         Notional                                  Unrealized
Swap Counterparty &       Amount      Interest     Termination    Appreciation/
Referenced Obligation     (000's)       Rate           Date      (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts (continued):
---------------------------
Morgan Stanley
Federal Republic of
Brazil
12.25%, 3/06/30             680        3.80%        8/20/06       $    23,996

Morgan Stanley
Federal Republic of
Brazil
10.125%, 5/15/27            800       17.75         2/13/08           359,556

INTEREST RATE SWAP CONTRACT (see Note C)

                                               Rate Type
                                        -----------------------
                                         Payments     Payments
Swap            Notional    Termination   made by   received by     Unrealized
Counterparty     Amount         Date     the Fund    the Fund      Depreciation
-------------------------------------------------------------------------------
Morgan
Guaranty       5,034,928      1/01/09     LIBOR+      6.8526%      $  (859,156)

+    LIBOR (London Interbank Offered Rate)



(a)  Security is in default and is non-income producing.

(b) Securities are exempt from registration under Rule 144a of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, the aggregate market value of these securities amounted to $23,570,741 or 19.4% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at october 31, 2004.

(d)  Pay-in-kind payments (PIK).

(e)  One contract relates to principal amount of $1.00.

(f)  Non-income producing security.

     Glossary of Terms:

     DCB - Debt Conversion Bonds
     FRN - Floating Rate Note

     See notes to financial statements.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 12

STATEMENT OF ASSETS & LIABILITIES

October 31, 2004


ASSETS
Investments in securities, at value (cost $105,434,506)           $ 115,561,539
Cash                                                                    572,866
Due from broker                                                          97,902
Unrealized appreciation of credit default swap contracts                634,332
Receivable for investment securities sold                             4,070,095
Interest receivable                                                   1,600,536
                                                                  -------------
Total assets                                                        122,537,270
                                                                  -------------
LIABILITIES
Unrealized depreciation of interest rate swap contract                  859,156
Unrealized depreciation of credit default swap contracts                  8,846
Payable for investment securities purchased                             131,740
Advisory fee payable                                                    125,130
Administrative fee payable                                               18,771
Accrued expenses                                                        126,402
                                                                  -------------
Total liabilities                                                     1,270,045
                                                                  -------------
Net Assets                                                        $ 121,267,225
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $      88,975
Additional paid-in capital                                          117,469,653
Distributions in excess of net investment income                      (281,133)
Accumulated net realized loss on investment transactions            (5,903,633)
Net unrealized appreciation of investments                            9,893,363
                                                                  -------------
                                                                  $ 121,267,225
                                                                  =============
NET ASSET VALUE PER SHARE
     (based on 8,897,497 shares outstanding)                             $13.63
                                                                         ======


See notes to financial statements.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 13

STATEMENT OF OPERATIONS

Year Ended October 31, 2004

INVESTMENT INCOME
Interest                                                           $  8,707,754
EXPENSES
Advisory fee                                       $  1,175,403
Custodian                                               212,163
Administrative                                          176,311
Audit and legal                                         131,434
Transfer agency                                          59,911
Printing                                                 40,681
Directors' fees                                          33,079
Registration                                             13,202
Miscellaneous                                            11,073
                                                   ------------
Total expenses before interest                        1,853,257
Interest expense                                         16,916
                                                   ------------
Total expenses                                                        1,870,173
                                                                   ------------
Net investment income                                                 6,837,581
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain on:
     Investment transactions                                          9,989,012
     Swap contracts                                                   2,921,542
     Written options                                                    285,320
Net change in unrealized
     appreciation/depreciation of:
     Investments                                                    (5,025,433)
     Swap contracts                                                 (1,410,606)
     Written options                                                    (9,100)
                                                                   ------------
Net gain on investment transactions                                   6,750,735
                                                                   ------------
NET INCREASE IN NET ASSETS
     FROM OPERATIONS                                               $ 13,588,316
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 14

STATEMENT OF CHANGES IN NET ASSETS

Statement of Changes in Net Assets

                                                  Year Ended        Year Ended
                                                  October 31,       October 31,
                                                     2004              2003
                                                 ============      ============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                           $   6,837,581     $   9,276,281
Net realized gain on investment
     Transactions                                  13,195,874        19,682,910
Net change in unrealized
     appreciation/depreciation
     of investments                                (6,445,139)        6,737,503
                                                 ------------      ------------
Net increase in net assets from
     Operations                                    13,588,316        35,696,694
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income                              (8,410,754)       (8,445,685)
COMMON STOCK TRANSACTIONS
Reinvestment of dividends resulting in
     the issuance of common stock                     103,490                -0-
                                                 ------------      ------------
Total increase                                      5,281,052        27,251,009
NET ASSETS
Beginning of period                               115,986,173        88,735,164
                                                 ------------      ------------
End of period (including distributions in
     excess of net investment income and
     undistributed net investment income
     of ($281,133) and $167,924,
     respectively)                              $ 121,267,225     $ 115,986,173
                                                 ============      ============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 15

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 16

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 17

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


5. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Under the terms of the Administration Agreement, the Fund pays the Adviser an administrative fee at an annual rate of .15% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. The Adviser provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended October 31, 2004, the Fund reimbursed AGIS $530 relating to shareholder servicing costs.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2004, were as follows:

                                               Purchases              Sales
                                            =============         =============
Investment securities (excluding
     U.S. government securities)            $ 207,738,179         $ 206,396,347
U.S. government securities                             -0-                   -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost                                                              $ 106,160,238
                                                                  =============
Gross unrealized appreciation                                     $   9,708,350
Gross unrealized depreciation                                          (307,049)
                                                                  -------------
Net unrealized appreciation                                       $   9,401,301
                                                                  =============

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 18

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in written options for the year ended October 31, 2004, were as follows:

                                              Number of           Premiums
                                              Contracts           Received
                                            =============       =============
OPTIONS OUTSTANDING AT
     OCTOBER 31, 2003                           700,000          $    12,600
Options written                              14,741,343              272,774
Options terminated in closing
     purchase transactions                   (5,285,000)             (93,746)
Options expired                             (10,156,343)            (191,628)
                                            -------------       -------------
OPTIONS OUTSTANDING AT
     OCTOBER 31, 2004                                -0-         $        -0-
                                            =============       =============

2. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 19

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At October 31, 2004, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $4,975,000, with net unrealized appreciation of


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 20

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


$634,332 and terms ranging from 10 months to 5 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $520,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $4,455,000 as of October 31, 2004.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended October 31, 2004, the average amount of reverse repurchase agreements outstanding was $6,849,768 and the daily weighted average interest rate was .36%.

NOTE D

Capital Stock

There are 100,000,000 shares of $0.01 par value Common Stock authorized. Of the 8,897,497 shares outstanding at October 31, 2004, the Adviser owned 7,200 shares. During the year ended October 31, 2004, the Fund issued 7,445 shares in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 2003, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative risks.

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 21

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.

The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 were as follows:

                                                 2004                2003
                                            =============       =============
Distributions paid from:
     Ordinary income                        $   8,410,754       $   8,445,685
                                            -------------       -------------
Total taxable distributions                     8,410,754           8,445,685
                                            -------------       -------------
Total distributions paid                    $   8,410,754       $   8,445,685
                                            =============       =============

As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                            $ (5,322,951)(a)
Unrealized appreciation/(depreciation)                          $  9,031,548(b)
                                                                -------------
Total accumulated earnings/(deficit)                            $  3,708,597
                                                                -------------

(a) On October 31, 2004, the fund had a net capital loss carryforward of $5,322,951 of which $985,159 expires in the year 2009 and $4,337,792 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $12,288,995.

(b) The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium and the tax treatment of swap income, resulted in a net decrease in distributions in excess of net investment income, an increase in accumulated net realized loss on investments and a decrease in additional paid-in capital. This reclassification had no effect on net assets.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 22

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 23

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 24

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 25

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                            Year Ended October 31,
                          -----------------------------------------------------
                           2004(a)      2003     2002(b)      2001       2000
                          ---------  ---------  ---------  ---------  ---------
Net asset value,
   beginning of period     $ 13.05    $  9.98    $  9.43    $ 10.45    $  9.36

INCOME FROM INVESTMENT
   OPERATIONS
Net investment income(c)       .77       1.04       1.06       1.36       1.21
Net realized and unrealized
   gain (loss) on
   investment transactions     .76       2.98        .59       (.95)      1.20
Net increase in net asset
   value from operations      1.53       4.02       1.65        .41       2.41

LESS: DIVIDENDS AND
   DISTRIBUTIONS
Dividends from net
   investment income          (.95)      (.95)     (1.07)     (1.36)     (1.21)
Distributions in excess of
   net investment income        -0-        -0-      (.02)      (.07)      (.11)
Tax return of capital           -0-        -0-      (.01)        -0-        -0-
Total dividends and
   Distributions              (.95)      (.95)     (1.10)     (1.43)     (1.32)
Net asset value,
   end of period           $ 13.63    $ 13.05    $  9.98    $  9.43    $ 10.45
Market value,
   end of period           $ 12.20    $ 12.70    $  9.55    $ 10.10    $ 10.38
Premium/(Discount)          (10.49)%    (2.68)%    (4.31)%     7.10 %     (.67)%

TOTAL RETURN
Total investment return
   based on:(d)
   Market value               3.67%     44.12%      5.16%      11.51%     22.99%
   Net asset value           12.71%     41.71%     17.66%       3.45%     27.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)        $121,267   $115,986    $88,735     $82,478    $89,620
Ratio to average net
   assets of:
   Expenses                   1.59%      2.05%      1.87%       3.21%      1.56%
   Expenses, excluding
     interest expense         1.58%      1.63%      1.64%       1.65%      1.56%
   Net investment income      5.82%      8.80%     10.55%      13.05%     13.07%
Portfolio turnover rate        198%       131%       197%        202 %      458%



See footnote summary on page 27.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 26

                                                           Financial Highlights
-------------------------------------------------------------------------------


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial
     Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $.09 and increase net realized and unrealized gain loss) on investment transactions per share by $.09, and decrease the ratio of net investment income to average net assets by .67%.

(b) as required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit And Accounting Guide, Audits Of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain on investments per share by $0.02, and decrease the ratio of net investment income to average net assets from 10.67% to 10.55%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Directors of Alliance World Dollar Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund, Inc. at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                          /s/ Ernst & Young LLP


                                                          New York, New York
                                                          December 15, 2004


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 28

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. PFPC, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 29

                                                         Additional Information
-------------------------------------------------------------------------------


The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at PFPC, Inc. P.O. Box 43027 Providence, RI 02940-3027.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the Fund's portfolio, who is Paul J. DeNoon, a Vice President of the Fund.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 30

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Donald J. Robinson(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. Denoon(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


ADMINISTRATOR

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105


CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286


DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

PFPC, INC.
P.O. Box 43027
Providence, RI 02940-3027


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036


LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004



NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANYACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET PRICES FROM TIME TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS THEREIN, IS TRANSMITTED TO THE SHAREHOLDERS OF ALLIANCE WORLD DOLLAR GOVERNMENT FUND FOR THEIR
INFORMATION.THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR ANY SECURITIES MENTIONED IN THE REPORT.

(1)  MEMBER OF THE AUDIT COMMITTEE AND GOVERNANCE AND NOMINATING COMMITTEE.

(2) MR. DENOON IS THE PERSON PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND'S INVESTMENT PORTFOLIO.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 31

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                       PORTFOLIOS
                                                        IN FUND       OTHER
    NAME, ADDRESS,            PRINCIPAL                 COMPLEX   DIRECTORSHIPS
    DATE OF BIRTH,          OCCUPATION(S)              OVERSEEN BY   HELD BY
   (YEAR ELECTED*)       DURING PAST 5 YEARS             DIRECTOR    DIRECTOR
-------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer +         Executive vice president of         68         None
1345 Avenue of the      ACMC since 2001; prior thereto,
Americas                Chief Executive Officer of Sanford
New York, NY 10105      C. Bernstein & Co., LLC and its
10/2/57                 predecessor since prior to 1999.
(2003)


DISINTERESTED DIRECTORS

William H. Foulk, Jr. # Investment adviser and an           116        None
2 Sound View Drive      independent consultant. He
Suite 100               was formerly Senior Manager
Greenwich, Ct 06830     of Barrett Associates, Inc., a
Chairman of the Board   registered investment adviser,
9/7/32                  with which he had been associated
(1992)                  since prior to 1999. He was formerly
                        Deputy Comptroller and Chief
                        Investment Officer of the State of
                        New York and, prior thereto, Chief
                        Investment Officer of the New York
                        Bank for Savings.

Ruth Block #**          Formerly Executive Vice President    96        None
500 SE Mizner Blvd.,    and Chief Insurance Officer of the
Boca Raton, FL 33432    Equitable Life Assurance Society
11/7/30                 of the United States; Chairman and
(1992)                  Chief Executive Officer of Evlico;
                        Director of Avon, BP (oil and gas),
                        Ecolab Incorporated (specialty
                        Chemicals), Tandem Financial Group
                        and Donaldson, Lufkin & Jenrette
                        Securities Corporation; former
                        Governor at Large National Associ-
                        ation of Securities Dealers, inc.

David H. Dievler #      Independent consultant. Until       100        None
P.O. Box 167            December 1994, Senior Vice
Spring Lake, NJ 07762   President of Alliance Capital
10/23/29                Management Corporation ("ACMC")
(1992)                  responsible for mutual fund adminis-
                        tration. Prior to joining ACMC in 1984,
                        he was Chief Financial Officer of
                        Eberstadt Asset Management since
                        1968. Prior to that, he was a Senior
                        Manager at Price Waterhouse & Co.
                        Member of American Institute of
                        Certified Public Accountants
                        since 1953.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 32

                                                         Management of the Fund
-------------------------------------------------------------------------------



                                                       PORTFOLIOS
                                                        IN FUND       OTHER
    NAME, ADDRESS,            PRINCIPAL                 COMPLEX   DIRECTORSHIPS
    DATE OF BIRTH,          OCCUPATION(S)              OVERSEEN BY   HELD BY
   (YEAR ELECTED*)       DURING PAST 5 YEARS             DIRECTOR    DIRECTOR
-------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin #        Consultant. Formerly President of   98         None
P.O. Box 12             Save Venice, Inc. (preservation
Annandale, NY 12504     organization) from 2001 - 2002, a
2/19/42                 Senior Advisor from June 1999 -
(1992)                  June 2000 and President of Historic
                        Hudson Valley (historic preservation)
                        from December 1989 - May 1999.
                        Previously, Director of the National
                        Academy of Design and during
                        1988 - 1992, he was Director and
                        Chairman of the Audit Committee
                        of ACMC.

Dr. James M. Hester #   Formerly President of the Harry     11         None
25 Cleveland Lane       Frank Guggenheim Foundation,
Princeton, NJ 08540     New York University and the
4/19/24                 New York Botanical Garden.
(1992)                  Formerly Rector of the United
                        Nations University and Vice
                        Chairman of the Board of the
                        Federal Reserve Bank of New York.

Donald J. Robinson #    Senior Counsel to the law firm of   96         None
98 Hell's Peak Road     Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161        since prior to 1999. Formerly a
8/24/34                 senior partner and a member of
(1996)                  the Executive Committee of that
                        firm. Formerly a member and
                        Chairman of the Municipal Securities
                        Rulemaking Board and a Trustee
                        of the Museum of the City of
                        New York.


*    THERE IS NO STATED TERM OF OFFICE FOR THE FUND'S DIRECTORS.

** MS. BLOCK WAS AN "INTERESTED PERSON" AS DEFINED IN THE 1940 ACT, UNTIL OCTOBER 21, 2004 BY REASON OF HER OWNERSHIP OF 116 AMERICAN DEPOSITARY SHARES OF AXA HAVING A VALUE OF APPROXIMATELY $2,396. AXA IS A CONTROLLING PERSON OF ACMC. MS. BLOCK RECEIVED SHARES OF THE EQUITABLE COMPANIES INCORPORATED AS PART OF THE DEMUTUALIZATION OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, WHICH WERE SUBSEQUENTLY CONVERTED THROUGH A CORPORATE ACTION INTO 116 AMERICAN DEPOSITARY SHARES OF AXA.

#    MEMBER OF THE AUDIT COMMITTEE AND THE GOVERNANCE AND NOMINATING COMMITTEE.

+ MR. MAYER IS AN "INTERESTED PERSON", AS DEFINED IN THE 1940 ACT, DUE TO HIS POSITION AS EXECUTIVE VICE PRESIDENT OF ACMC.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 33

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

     NAME, ADDRESS*            POSITION(S)            PRINCIPAL OCCUPATION
   AND DATE OF BIRTH         HELD WITH FUND           DURING PAST 5 YEARS**
-------------------------------------------------------------------------------

Mark O. Mayer, 10/2/57       President                See biography above.

Philip L. Kirstein, 5/29/45  Senior Vice President    Senior Vice President and
                             and Independent          Independent Compliance
                             Compliance Officer       Officer- Mutual Funds of
                                                      ACMC** with which he has
                                                      been associated since
                                                      October 2004. prior
                                                      thereto, he was of Counsel
                                                      to Kirkpatrick &
                                                      Lockhart, LLP from October
                                                      2003 to October 2004, and
                                                      General Counsel and First
                                                      Vice President of Merrill
                                                      Lynch Investment Managers,
                                                      L.P. since prior to 1999
                                                      until March 2003.

Paul J. DeNoon, 4/18/62      Vice President           Senior Vice President of
                                                      ACMC**, with which he has
                                                      been associated since
                                                      prior to 1999.

Mark R. Manley, 10/23/62     Secretary                Senior Vice President,
                                                      Deputy General Counsel and
                                                      Chief Compliance Officer
                                                      of ACMC**, with which he
                                                      has been associated since
                                                      prior to 1999.

Mark D. Gersten, 10/4/50     Treasurer and Chief      Senior Vice President of
                             Financial Officer        Alliance Global Investor
                                                      Services, Inc. ("AGIS")**,
                                                      and Vice President of
                                                      AllianceBernstein
                                                      Investment Research and
                                                      Management, Inc.
                                                      ("ABIRM")**, with which
                                                      he has been associated
                                                      since prior to 1999.

Vincent S. Noto, 12/14/64    Controller               Vice President of AGIS**,
                                                      with which he has been
                                                      associated since prior to
                                                      1999.


* THE ADDRESS FOR EACH OF THE FUND'S OFFICERS IS 1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105.

**   ACMC, ABIRM AND AGIS ARE AFFILIATES OF THE FUND.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 34

ALLIANCEBERNSTEIN FAMILY OF FUNDS


WEALTH STRATEGIES FUNDS

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

BLENDED STYLE FUNDS

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

GROWTH FUNDS

DOMESTIC
Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Fund

GLOBAL & INTERNATIONAL
All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

VALUE FUNDS

DOMESTIC
Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund**
Utility Income Fund
Value Fund

GLOBAL & INTERNATIONAL
Global Value Fund
International Value Fund

TAXABLE BOND FUNDS

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

MUNICIPAL BOND FUNDS

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

INTERMEDIATE MUNICIPAL BOND FUNDS

Intermediate California
Intermediate Diversified
Intermediate New York

CLOSED-END FUNDS

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II



We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

FOR MORE COMPLETE INFORMATION ON ANY ALLIANCEBERNSTEIN MUTUAL FUND, INCLUDING INVESTMENT OBJECTIVES AND POLICIES, SALES CHARGES, EXPENSES, RISKS AND OTHER MATTERS OF IMPORTANCE TO PROSPECTIVE INVESTORS, VISIT OUR WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR CALL US AT (800) 227-4618 FOR A CURRENT PROSPECTUS. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

* PRIOR TO DECEMBER 15, 2004, THESE FUNDS WERE NAMED AS FOLLOWS: GLOBAL HEALTH CARE FUND WAS HEALTH CARE FUND; LARGE CAP GROWTH FUND WAS PREMIER GROWTH FUND; GLOBAL TECHNOLOGY FUND WAS TECHNOLOGY FUND; AND FOCUSED GROWTH & INCOME FUND WAS DISCIPLINED VALUE FUND.

** EFFECTIVE FEBRUARY 1, 2005, SMALL CAP VALUE FUND WILL BE RENAMED SMALL/ MID-CAP VALUE FUND.

*** AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 35

SUMMARY OF GENERAL INFORMATION

SHAREHOLDER INFORMATION

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of THE WALL STREET JOURNAL each day, under the designation "AllncWrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds."

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 36

ALLIANCE WORLD DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

WDGAR1004

ITEM 2.      CODE OF ETHICS.


(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.


The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and quarterly press release review, and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                                      Audit-Related
                                       ----------------------------------------
                                        Audit Fees        Fees        Tax Fees
-------------------------------------------------------------------------------
Alliance World Dollar
  Government Fund, Inc.       2003       51,000          12,000        15,500

                              2004       54,000          11,890        24,003

(d)     Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)     Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                             Total Amount of
                                                             Foregoing Column
                                                           Pre-approved by the
                                        All Fees for         Audit Committee
                                     Non-Audit Services    (Portion Comprised
                                       Provided to the    of Audit Related Fees)
                                   Portfolio, the Adviser (Portion Comprised of
                                   and Service Affiliates       Tax Fees)
-------------------------------------------------------------------------------
Alliance World Dollar
  Government Fund, Inc.     2003         939,765                414,500
                                                                399,000
                                                                 15,500
                            2004       1,137,625                185,893
                                                                161,890
                                                                 24,003

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.


The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

                    Ruth Block                         William H. Foulk, Jr.
                    David H. Dievler                   Dr. James M. Hester
                    John H. Dobkin                     Donald J. Robinson


ITEM 6.      SCHEDULE OF INVESTMENTS.


Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.


October 2004

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial nonaudit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate antitakeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxysolicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.


ITEM 9.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
Schedule 14A in its proxy statement filed with the Commission on February 23, 2004.


ITEM 10.     CONTROLS AND PROCEDURES.


(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 11.     EXHIBITS.


The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.             DESCRIPTION OF EXHIBIT
-------------------------------------------------------------------------------
      11 (a) (1)              Code of ethics that is subject to the disclosure
                              of Item 2 hereof

      11 (b) (1)              Certification of Principal Executive Officer
                              Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

      11 (b) (2)              Certification of Principal Financial Officer
                              Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

      11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


-------------------------------------------------------------------------------


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance World Dollar Government Fund, Inc.

By:       /s/ Marc O. Mayer
          Marc O. Mayer
          President

Date:     December 31, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
          Marc O. Mayer
          President

Date:     December 31, 2004

By:       /s/ Mark D. Gersten
          Mark D. Gersten
          Treasurer and Chief Financial Officer

Date:     December 31, 2004


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